-----------------------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                            Reported) June 18, 2001


                                  CWABS, INC.
          ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)




   Delaware                            333-38686                    95-4596514
---------------------------------     ------------------     -----------------
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)         Identification No.)


                 4500 Park Granada
               Calabasas, California                                 91302
          ---------------------------                           ------------
           (Address of Principal                                 (Zip Code)
           Executive Offices)


Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
-----------------------------------------------------------------------------

Item 5.  Other Events.
----     ------------


Description of the Mortgage Pool*
--------------------------------


         On May 30, 2001, CWABS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of May 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and as master servicer, The Bank of New York, as trustee (the "Trustee"), and BNY Western Trust Company, as co-trustee (the "Co-Trustee"), providing for the issuance of the Company's Asset-Backed Certificates, Series 2001-2.






















----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated November 27, 2000 and the Prospectus Supplement dated May 11, 2001 of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2001-2.

         Mortgage Loan Statistics
         ------------------------

         The following tables describe characteristics of the Initial Mortgage Loans as of the Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Initial Mortgage Loans as of the date set forth below. The sum of the columns may not equal the respective totals due to rounding.



             Mortgage Loan Programs for the Initial Mortgage Loans

                                                                                           Percent of
                                                                       Aggregate            Aggregate
                                                   Number of       Principal Balance    Principal Balance
Loan Programs                                    Mortgage Loans       Outstanding          Outstanding
-------------------------------------------   ------------------   -----------------    ------------------
6-Month LIBOR..............................               13         $  2,381,987              1.14%
2-Year/13-Year LIBOR.......................                1              114,767              0.05
2-Year/28-Year LIBOR.......................              415           96,014,867             45.82
3-Year/12-Year LIBOR.......................                3              302,228              0.14
3-Year/27-Year LIBOR.......................               89           18,362,349              8.76
Fixed 15-Year..............................               35            2,492,981              1.19
Fixed 15-Year Credit Comeback..............               37            1,246,577              0.59
Fixed 30-Year..............................              189           50,539,846             24.12
Fixed 30-Year Credit Comeback..............              126           30,022,590             14.33
Fixed 30-Year/15-Year Balloon..............               33            3,295,061              1.57
Fixed 10-Year Second Lien..................               31              650,041              0.31
Fixed 15-Year Second Lien..................              145            3,994,524              1.91
Fixed 20-Year Second Lien..................                1               31,126              0.01
Fixed 30-Year/15-Year Balloon
Second Lien................................                3               95,880              0.05
                                                    --------      ----------------          --------
    Total..................................            1,121         $209,544,823            100.00%
                                                    ========      ===============           ========







             Mortgage Loan Principal Balances for the Initial Mortgage Loans*


                                                                                                       Percent of
                                                                                   Aggregate            Aggregate
                                                               Number of       Principal Balance    Principal Balance
            Range of Mortgage Loan Principal Balances        Mortgage Loans       Outstanding          Outstanding
            ---------------------------------------------    ----------------  ------------------   ------------------
            Up to $25,000..............................              174         $  3,413,744              1.63%
            $25,000.01 to $50,000......................              241            8,879,537              4.24
            $50,000.01 to $75,000......................              122            7,381,002              3.52
            $75,000.01 to $100,000.....................               42            3,586,970              1.71
            $100,000.01 to $150,000....................               26            3,109,205              1.48
            $150,000.01 to $200,000....................               11            1,969,072              0.94
            $200,000.01 to $250,000....................                5            1,087,596              0.52
            $250,000.01 to $300,000....................              116           33,481,319             15.98
            $300,000.01 to $350,000....................              175           57,193,477             27.29
            $350,000.01 to $400,000....................              107           40,131,570             19.15
            $400,000.01 to $450,000....................               39           16,628,783              7.94
            $450,000.01 to $500,000....................               43           20,813,249              9.93
            Greater than $500,000......................               20           11,869,301              5.66
                                                                 -------           ----------          --------
                Total..................................            1,121         $209,544,823            100.00%
                                                                   =====         ============            ======





* The average Principal Balance of the Initial Mortgage Loans as of the Cut-off Date was approximately $186,927.









                               Mortgage Rates for the Initial Mortgage Loans*

                                                                                                               Percent of
                                                                                                                Aggregate
                                                                       Number of     Aggregate Principal    Principal Balance
                    Range of Mortgage Rates (%)                     Mortgage Loans   Balance Outstanding       Outstanding
                    -------------------------------------------     --------------   --------------------   -----------------
                      6.501 -  7.000..........................                10           $3,543,931             1.69%
                      7.001 -  7.500..........................                30           11,544,841             5.51
                      7.501 -  8.000..........................                68           22,721,639            10.84
                      8.001 -  8.500..........................                89           30,543,828            14.58
                      8.501 -  9.000..........................               138           44,260,737            21.12
                      9.001 -  9.500..........................                85           26,387,832            12.59
                      9.501 - 10.000...........................              100           26,201,756            12.50
                     10.001 - 10.500............................              63           10,222,009             4.88
                     10.501 - 11.000............................              43            6,272,288             2.99
                     11.001 - 11.500............................              30            2,707,699             1.29
                     11.501 - 12.000............................              43            4,782,647             2.28
                     12.001 - 12.500............................              25            1,916,299             0.91
                     12.501 - 13.000............................              26            3,127,257             1.49
                     13.001 - 13.500............................              71            3,783,649             1.81
                     13.501 - 14.000............................              79            3,833,234             1.83
                     14.001 - 14.500............................              57            2,605,990             1.24
                     14.501 - 15.000............................              27            1,247,883             0.60
                     15.001 - 15.500............................              44            1,380,443             0.66
                     15.501 - 16.000............................              40            1,150,990             0.55
                     16.001 - 16.500............................              20              500,086             0.24
                     16.501 - 17.000............................              14              379,892             0.18
                     17.001 - 17.500............................              16              348,268             0.17
                     17.501 - 18.000............................               1               24,972             0.01
                     18.001 - 18.500............................               1               41,656             0.02
                     18.501 - 19.000............................               1               15,000             0.01
                                                                         --------        -------------         --------
                        Total..................................            1,121         $209,544,823           100.00%
                                                                           =====         ============           ======

* The weighted average Mortgage Rate of the Initial Mortgage Loans as of the Cut-off Date was approximately 9.45% per annum.



            Remaining Terms to Stated Maturity for the Initial Mortgage Loans*

                                                                                                                Percent of
                                                                                            Aggregate            Aggregate
                                                                        Number of       Principal Balance    Principal Balance
                     Remaining Term (months)                          Mortgage Loans       Outstanding          Outstanding
                     -------------------------------------------      --------------    -------------------  -------------------
                     1 - 120....................................               31             $650,041               0.31%
                     121 - 180..................................              257           11,542,018               5.51
                     181 - 300..................................                1               31,126               0.01
                     301 - 360..................................              832          197,321,638              94.17
                                                                           ------         ------------              -----
                         Total..................................            1,121         $209,544,823             100.00%
                                                                            =====         ============             ======


* The weighted average remaining term to maturity of the Initial Mortgage Loans as of the Cut-off Date was approximately 348.64 months.


                         Loan-to-Value Ratios for the Initial Mortgage Loans*

                                                                                                                Percent of
                                                                                            Aggregate            Aggregate
                                                                        Number of       Principal Balance    Principal Balance
                      Range of Loan-to-Value Ratios (%)               Mortgage Loans       Outstanding          Outstanding
                      -------------------------------------------     --------------    -----------------    -------------------
                      Up to 50.00................................             101           $6,466,745             3.09%
                      50.01 - 55.00..............................              33            5,714,996             2.73
                      55.01 - 60.00..............................              59            7,714,508             3.68
                      60.01 - 65.00..............................              94           14,312,943             6.83
                      65.01 - 70.00..............................             132           26,198,921            12.50
                      70.01 - 75.00..............................             159           33,274,130            15.88
                      75.01 - 80.00..............................             247           60,368,582            28.81
                      80.01 - 85.00..............................             135           26,216,770            12.51
                      85.01 - 90.00..............................             118           22,480,143            10.73
                      90.01 - 95.00..............................              22            5,810,092             2.77
                      95.01 - 100.00 ............................              21              986,993             0.47
                                                                          -------         ------------         --------
                          Total..................................           1,121         $209,544,823           100.00%
                                                                            =====         ============           ======


* The weighted average Loan-to-Value Ratio of the Initial Mortgage Loans as of the Cut-off Date was approximately 75.5%.



 State Distribution of the Mortgaged Properties for the Initial Mortgage Loans

                                                                                                             Percent of
                                                                                                              Aggregate
                                                                     Number of     Aggregate Principal    Principal Balance
                  State                                           Mortgage Loans   Balance Outstanding       Outstanding
                  -------------------------------------------     --------------   -------------------    ------------------
                  Arizona....................................               24          $3,753,895               1.79%
                  Arkansas...................................                9             659,596               0.31
                  California.................................              378         104,704,440              49.97
                  Colorado...................................               31           7,427,090               3.54
                  Connecticut................................               10           2,827,388               1.35
                  Delaware...................................                2             125,954               0.06
                  District of Columbia.......................                5           1,231,662               0.59
                  Florida....................................               64           7,476,658               3.57
                  Georgia....................................               21           3,488,702               1.66
                  Hawaii.....................................                7             252,498               0.12
                  Idaho......................................                3             432,638               0.21
                  Illinois...................................               26           3,239,757               1.55
                  Indiana....................................               28           2,035,625               0.97
                  Iowa.......................................                5             254,981               0.12
                  Kansas.....................................                4             457,175               0.22
                  Kentucky...................................                9             419,896               0.20
                  Louisiana..................................               15           2,051,340               0.98
                  Maryland...................................               21           3,728,786               1.78
                  Massachusetts..............................               24           3,586,331               1.71
                  Michigan...................................               73           7,418,525               3.54
                  Minnesota..................................                7             926,063               0.44
                  Mississippi................................                6             162,399               0.08
                  Missouri...................................               18           2,196,501               1.05
                  Nebraska...................................                6             272,190               0.13
                  Nevada.....................................               11           1,703,469               0.81
                  New Hampshire..............................                2              68,300               0.03
                  New Jersey.................................               19           4,709,774               2.25
                  New Mexico.................................                3             180,601               0.09
                  New York...................................               24           6,662,186               3.18
                  North Carolina.............................                7             672,156               0.32
                  Ohio.......................................               44           2,563,969               1.22
                  Oklahoma...................................                7             279,626               0.13
                  Oregon.....................................               10           2,206,771               1.05
                  Pennsylvania...............................               37           3,003,359               1.43
                  Rhode Island...............................                6             472,680               0.23
                  South Carolina.............................               10           1,658,882               0.79
                  Tennessee..................................               20           3,398,166               1.62
                  Texas......................................               43           5,485,609               2.62
                  Utah.......................................               20           4,792,798               2.29
                  Virginia...................................               27           5,940,845               2.84
                  Washington.................................               25           5,776,943               2.76
                  West Virginia..............................                2              91,913               0.04
                  Wisconsin..................................                7             302,900               0.14
                  Wyoming....................................                1             443,786               0.21
                                                                      --------        ------------           --------
                      Total..................................            1,121        $209,544,823             100.00%
                                                                         =====        ============             ======



         Credit Bureau Risk Scores(1) for the Initial Mortgage Loans*


                                                                                                                     Percent of
                                                                                                 Aggregate            Aggregate
                                                                              Number of      Principal Balance    Principal Balance
                           Credit Bureau Risk Scores                       Mortgage Loans       Outstanding          Outstanding
                           ------------------------------------------      --------------    -----------------    -----------------
                           621 or Greater.............................              348         $80,401,340             38.37%
                           601 - 620..................................              164          35,945,204             17.15
                           581 - 600..................................              169          32,271,558             15.40
                           561 - 580..................................              136          22,411,271             10.70
                           541 - 560..................................              105          16,101,895              7.68
                           521 - 540..................................               90          11,920,272              5.69
                           501 - 520..................................               60           6,607,631              3.15
                           500 or Less................................               37           3,173,327              1.51
                           Not Scored.................................               12             712,325              0.34
                                                                                -------         -----------          --------
                               Total..................................            1,121        $209,544,823            100.00%
                                                                                  =====        ============            ======



(1) The Credit Bureau Risk Scores referenced in this table with respect to substantially all of the Initial Mortgage Loans were obtained by the respective originators from one or more credit reporting agencies, and were determined at the time of origination.

* The weighted average Credit Bureau Risk Score of the Initial Mortgage Loans as of the Cut-off Date was approximately 602.



         Gross Margins for the Adjustable Rate Initial Mortgage Loans*

                                                                                                                  Percent of
                                                                                              Aggregate            Aggregate
                                                                          Number of       Principal Balance    Principal Balance
                        Range of Gross Margins (%)                      Mortgage Loans       Outstanding          Outstanding
                        -------------------------------------------     ---------------   ------------------   ------------------
                        4.001 - 5.000..............................              20            $5,730,747            4.89%
                        5.001 - 6.000..............................             140            40,475,496           34.54
                        6.001 - 7.000..............................             225            51,383,437           43.85
                        7.001 - 8.000..............................              87            14,919,060           12.73
                        8.001 - 9.000..............................              31             3,602,399            3.07
                        9.001 - 10.000.............................              16               931,578            0.80
                        10.001 - 11.000............................               2               133,480            0.11
                                                                           --------        --------------        --------
                            Total..................................             521          $117,176,197          100.00%
                                                                                ===          ============          ======

* The weighted average Gross Margin for the Adjustable Rate Initial Mortgage Loans as of the Cut-off Date was approximately 6.364%.



     Next Adjustment Date for the Adjustable Rate Initial Mortgage Loans*

                                                                                                                 Percent of
                                                                                             Aggregate            Aggregate
                                                                          Number of      Principal Balance    Principal Balance
                       Next Adjustment Date                            Mortgage Loans       Outstanding          Outstanding
                       -------------------------------------------     --------------    -----------------    ------------------
                       October 2001...............................                7          $1,608,192             1.37%
                       November 2001..............................                4             683,295             0.58
                       December 2001..............................                2              90,500             0.08
                       October 2002...............................                1              310,673            0.27
                       November 2002..............................                1              351,456            0.30
                       February 2003..............................                4              265,853            0.23
                       March 2003.................................               29            6,714,147            5.73
                       April 2003.................................              156           31,213,118           26.65
                       May 2003...................................              169           44,253,953           37.77
                       June 2003..................................               56           13,002,434           11.10
                       September 2003.............................                1               59,896            0.05
                       December 2003..............................                1              343,434            0.29
                       January 2004...............................                2              220,534            0.19
                       February 2004..............................                3              879,810            0.75
                       March 2004.................................               10            1,233,153            1.05
                       April 2004.................................               26            3,546,685            3.03
                       May 2004...................................               44           10,799,566            9.22
                       June 2004..................................                5            1,581,500            1.35
                                                                              -----        -------------        --------
                           Total..................................              521         $117,176,197          100.00%
                                                                                ===         ============          ======


* The weighted average next adjustment date for the Adjustable Rate Initial Mortgage Loans is June 5, 2003.


         Maximum Rates for the Adjustable Rate Initial Mortgage Loans*

                                                                                                                 Percent of
                                                                                             Aggregate            Aggregate
                                                                         Number of       Principal Balance    Principal Balance
                      Range of Maximum Rates (%)                       Mortgage Loans       Outstanding          Outstanding
                      -------------------------------------------      --------------    ------------------   ------------------
                      12.001 - 13.000............................               1               $443,500           0.38%
                      13.001 - 14.000............................              10              3,250,631           2.77
                      14.001 - 15.000............................              54             18,938,617          16.16
                      15.001 - 16.000............................             126             39,761,055          33.93
                      16.001 - 17.000............................             110             31,862,189          27.19
                      17.001 - 18.000............................              51              9,650,993           8.24
                      18.001 - 19.000............................              40              4,853,995           4.14
                      19.001 - 20.000............................              28              2,186,420           1.87
                      20.001 - 21.000............................              58              3,715,967           3.17
                      21.001 - 22.000............................              26              1,848,733           1.58
                      22.001 - 23.000............................              15                578,727           0.49
                      23.001 - 24.000............................               2                 85,370           0.07
                                                                         --------        ---------------       --------
                          Total..................................             521           $117,176,197         100.00%
                                                                              ===           ============         ======

* The weighted average Maximum Rate for the Adjustable Rate Initial Mortgage Loans as of the Cut-off Date was approximately 16.282%.



   Initial Periodic Rate Cap for the Adjustable Rate Initial Mortgage Loans*

                                                                                                                   Percent of
                                                                                                                    Aggregate
                                                                           Number of     Aggregate Principal    Principal Balance
                        Initial Periodic Rate Cap (%)                   Mortgage Loans   Balance Outstanding       Outstanding
                        1.000......................................               47          $11,294,578             9.64%
                        1.500......................................              367           79,586,071            67.92
                        2.000......................................               25            8,090,443             6.90
                        3.000......................................               82           18,205,106            15.54
                                                                                ----          -----------          -------
                            Total..................................              521         $117,176,197           100.00%
                                                                                 ===         ============           ======

* The weighted average Initial Periodic Rate Cap for the Adjustable Rate Initial Mortgage Loans as of the Cut-off Date was approximately 1.719%.



 Subsequent Periodic Rate Cap for the Adjustable Rate Initial Mortgage Loans*

                                                                                                                     Percent of
                                                                                                 Aggregate            Aggregate
                                                                             Number of       Principal Balance    Principal Balance
                           Subsequent Periodic Rate Cap (%)                Mortgage Loans       Outstanding          Outstanding
                           -------------------------------------------     ---------------    ------------------  -----------------
                           1.000......................................             111        $  27,719,211              23.66%
                           1.500......................................             410           89,456,987              76.34
                                                                            ----------       --------------          ---------
                               Total..................................             521         $117,176,197             100.00%
                                                                                   ===         ============             ======

* The weighted average Subsequent Periodic Rate Cap for the Adjustable Rate Initial Mortgage Loans as of the Cut-off Date was approximately 1.382%.



    Minimum Mortgage Rates for the Adjustable Rate Initial Mortgage Loans*

                                                                                                                 Percent of
                                                                                                                  Aggregate
                                                                         Number of     Aggregate Principal    Principal Balance
                           Range of Minimum Mortgage Rates (%)        Mortgage Loans   Balance Outstanding       Outstanding
                      -------------------------------------------     --------------   --------------------   ------------------
                      6.001 - 7.000..............................               9            $3,224,364             2.75%
                      7.001 - 8.000..............................              34            12,209,686            10.42
                      8.001 - 9.000..............................             127            40,025,236            34.16
                      9.001 - 10.000.............................             119            35,977,785            30.70
                      10.001 - 11.000............................              56            11,278,730             9.63
                      11.001 - 12.000............................              39             4,927,928             4.21
                      12.001 - 13.000............................              26             2,662,042             2.27
                      13.001 - 14.000............................              64             4,130,476             3.53
                      14.001 - 15.000............................              30             2,075,853             1.77
                      15.001 - 16.000............................              15               578,727             0.49
                      16.001 - 17.000............................               2                85,370             0.07
                                                                             ----      ----------------         --------
                          Total..................................             521          $117,176,197           100.00%
                                                                              ===          ============           ======


* The weighted average Minimum Mortgage Rate for the Adjustable Rate Initial Mortgage Loans as of the Cut-off Date was approximately 9.461%.



         Types of Mortgaged Properties for the Initial Mortgage Loans

                                                                                                        Percent of
                                                                                    Aggregate            Aggregate
                                                                Number of       Principal Balance    Principal Balance
              Property Type                                   Mortgage Loans       Outstanding          Outstanding
              --------------------------------------------    ---------------   ------------------   -----------------
              Single-Family Dwelling.....................             940         $169,803,816              81.03%
              Two- to Four-Family Home...................              28            2,550,106               1.22
              Planned Unit Developments..................              98           29,095,381              13.89
              Low-Rise Condominiums......................              39            6,916,656               3.30
              High-Rise Condominiums.....................               2              627,259               0.30
              Manufacturing Mobile Homes.................              14              551,605              0.26
                                                                  -------      ----------------          --------
                  Total..................................           1,121         $209,544,823             100.00%
                                                                    =====         ============             ======





               Occupancy Types for the Initial Mortgage Loans(1)

                                                                                          Aggregate            Percent of
                                                                       Number of      Principal Balance   Aggregate Principal
                    Occupancy                                       Mortgage Loans       Outstanding      Balance Outstanding
                    -------------------------------------------     --------------    ------------------  --------------------
                    Owner Occupied.............................            1,092        $206,674,286              98.63%
                    Non-Owner Occupied.........................               27           2,250,569               1.07
                    Second Home................................                2              619,969              0.30
                                                                        --------     ----------------          --------
                        Total..................................            1,121        $209,544,823             100.00%
                                                                           =====        ============             ======


----------
(1) Based on representations by the Mortgagors at the time of origination of the related Initial Mortgage Loans.



                 Loan Purposes for the Initial Mortgage Loans

                                                                                                             Percent of
                                                                                         Aggregate            Aggregate
                                                                     Number of       Principal Balance    Principal Balance
                   Loan Purpose                                    Mortgage Loans       Outstanding          Outstanding
                   Purchase...................................             223          $51,162,940              24.42%
                   Refinance-- Rate/Term......................             259           27,335,791              13.05
                   Refinance-- Cash Out.......................             639          131,046,092              62.54
                                                                        ------        -------------              -----
                       Total..................................           1,121         $209,544,823             100.00%
                                                                         =====         ============             ======



           Credit Grade Categories for the Initial Mortgage Loans(1)

                                                                                              Aggregate            Percent of
                                                                           Number of      Principal Balance   Aggregate Principal
                        Credit Grade Category                           Mortgage Loans       Outstanding      Balance Outstanding
                        -------------------------------------------     --------------    -----------------   --------------------
                        A..........................................              463        $107,587,153              51.34%
                        A-.........................................              217          45,012,630              21.48
                        B..........................................              144          24,015,716              11.46
                        C..........................................              216          26,548,890              12.67
                        C-.........................................               37           3,629,868               1.73
                        D..........................................               44           2,750,565               1.31
                                                                             -------     ---------------           --------
                            Total..................................            1,121        $209,544,823             100.00%
                                                                               =====        ============             ======

----------
(1) Although the Mortgage Loans were originated by various originators under differing underwriting guidelines, the Statistical Calculation Pool Mortgage Loans loosely correspond to the Countrywide credit grades shown in this table. See "The Mortgage Pool -- Underwriting Standards" in the Prospectus Supplement dated May 11, 2001 of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2001-2.

Item 7.       Financial Statements, Pro Forma Financial
----          -----------------------------------------
              Information and Exhibits.
              ------------------------

              (a) Not applicable.

              (b) Not applicable.

                                  SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWABS, INC.


                                          By: /s/ Josh Adler
                                             ------------------
                                             Name:  Josh Adler
                                             Title:  Vice President



Dated:  June 19, 2001